SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported) October 21, 1999

                           IKON Office Solutions, Inc.
             (Exact name of registrant as specified in its charter)




            OHIO                 File No. 1-5964              23-0334400
      (State or other            (Commission File           (IRS Employer
      jurisdiction of                 Number)               Identification
      incorporation)                                            Number)


       P.O. Box 834, Valley Forge, Pennsylvania              19482
        (Address of principal executive offices)           (Zip Code)


       Registrant's telephone number, including area code: (610) 296-8000



                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 5.  Other Events.

         On October 21, 1999, the Registrant announced its expectation, based on preliminary information, that its earnings would not meet the First Call consensus estimate of $.22 per share for the fiscal fourth quarter ended September 30, 1999, and further announced that such earnings were expected to be in the range of $.13 to $.15 per share. The Registrant's press release dated October 21, 1999 containing further detail is attached.


         On October 21, 1999, the Registrant also announced that Robert M. Furek, Thomas R. Gibson, and Arthur E. Johnson had been elected to IKON's Board of Directors. The Registrant's press release dated October 21, 1999 containing further detail is attached.

         On October 27, 1999, the Registrant announced its earnings for the fiscal fourth quarter and year ended September 30, 1999. The Registrant's press release dated October 27, 1999 containing further detail is attached.

         This Report includes or incorporates by reference information which may constitute forward-looking statements within the meaning of the federal securities laws including, but not limited to: statements concerning expected revenue growth, cost savings and increased margins resulting from the Registrant's growth and productivity initiatives; and statements concerning special charges, cash impact and expected savings relating to certain planned asset dispositions and consolidations. Although the Registrant believes the expectations contained in such forward-looking statements are reasonable, it can give no assurances that such expectations will prove correct. Such forward-looking statements are based upon management's current plans or expectations and are subject to a number of risks and uncertainties, including, but not limited to: risks and uncertainties relating to conducting operations in a competitive environment and a changing industry; delays, difficulties, management transitions and employment issues associated with consolidation of, and/or changes in business operations; managing the integration of existing and acquired companies; risks and uncertainties associated with existing or future vendor relationships; and general economic conditions. Certain additional risks and uncertainties are set forth in the Registrant's 1998 Annual Report on Form 10-K/A filed with the Securities and Exchange Commission. As a consequence of these and other risks and uncertainties, current plans, anticipated actions and future financial condition and results may differ materially from those expressed in any forward-looking statements made by or on behalf of the Registrant.



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

c.   The following exhibits are furnished in accordance with the provisions of
     Item 601 of Regulation S-K:

     (99) Press Release dated October 21, 1999

     (99.1) Press Release dated October 21, 1999

     (99.2) Press Release dated October 27, 1999

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                           IKON OFFICE SOLUTIONS, INC.




                            By: /s/ WILLIAM S. URKIEL
                                William S. Urkiel
                                Senior Vice President and
                                Chief Financial Officer



Dated: October 27, 1999